                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement.
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
    RULE 14a-6(e)(2)).
[X] Definitive Proxy Statement.
[ ] Definitive Additional Materials.
[ ] Soliciting Material Pursuant to Section 240.14A-11(c) or Section 240.14a-12

                               Alpena Bancshares, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

    2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

    4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

    5) Total fee paid:

--------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

--------------------------------------------------------------------------------

    2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

    3) Filing Party:

--------------------------------------------------------------------------------

    4) Date Filed:

--------------------------------------------------------------------------------
PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (11-01)

(ALPENA BANCSHARES INC. LOGO)

March 15, 2004


Dear Stockholder:

We cordially invite you to attend the 2004 Annual Meeting of Stockholders of Alpena Bancshares, Inc. (the "Company"). The Annual Meeting will be held at the Thunder Bay Recreational Center, 701 Woodward Avenue, Alpena, Michigan, at 1:00 p.m., Michigan time, on April 21, 2004.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the Annual Meeting we will also report on the operations of the Company. Directors and officers of the Company will be present to respond to any stockholders' questions. Also enclosed for your review is our Annual Report to Stockholders, which contains detailed information concerning the activities and operating performance of the Company.

The business to be conducted at the Annual Meeting consists of the election of one director to the Board of Directors of the Company and the ratification of the appointment of Plante & Moran, PLLC as auditors for the year ending December 31, 2004. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" the election of the director and "FOR" the ratification of the appointment of the Company's auditors.

The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interest of the Company and its stockholders.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting. Your vote is important, regardless of the number of shares that you own.

Sincerely,
/s/ Martin A. Thomson
Martin A. Thomson
President and Chief Executive Officer

                             ALPENA BANCSHARES, INC.
                             100 South Second Avenue
                             Alpena, Michigan 49707
                                 (989) 356-9041

                                    NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held On April 21, 2004

         Notice is hereby given that the Annual Meeting of Alpena Bancshares, Inc. (the "Company") will be held at the Thunder Bay Recreational Center, 701 Woodward Avenue, Alpena, Michigan, on April 21, 2004, at 1:00 p.m., Michigan time.

         A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

         The Annual Meeting is for the purpose of considering and acting upon:

         1.       The election of one director of the Company;

         2. The ratification of the appointment of Plante & Moran, PLLC as auditors for the Company for the year ending December 31, 2004; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

         Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on March 8, 2004, are the stockholders entitled to vote at the Annual Meeting, and any adjournments thereof.

         A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the Company's main office, 100 South Second Avenue, Alpena, Michigan, for the twenty (20) days immediately prior to the Annual Meeting. It also will be available for inspection at the Annual Meeting

         EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.

                                              By Order of the Board of Directors
                                              /s/ Michael W. Mahler
                                              Michael W. Mahler
                                              Acting Secretary

Alpena, Michigan
March 15, 2004

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                                 PROXY STATEMENT

                             ALPENA BANCSHARES, INC.
                              100 S. Second Avenue
                             Alpena, Michigan 49707
                                 (989) 356-9041

                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 21, 2004

         This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Alpena Bancshares, Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company (the "Annual Meeting"), which will be held at the Thunder Bay Recreational Center, 701 Woodward Avenue, Alpena, Michigan, on April 21, 2004, at 1:00 p.m., Michigan time, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this proxy statement are first being mailed to stockholders on or about March 15, 2004.

         At the Annual Meeting, stockholders will vote on the election of one director of the Company and on the ratification of the appointment of the Company's auditors for the fiscal year ending December 31, 2004.

                              REVOCATION OF PROXIES

         Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given therein. WHERE NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE VOTED "FOR" THE PROPOSALS SET FORTH IN THIS PROXY STATEMENT FOR CONSIDERATION AT THE ANNUAL MEETING.

         The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

         Proxies may be revoked at any time prior to their exercise by sending written notice of revocation to the Secretary of the Company, at the address of the Company shown above, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. The presence at the Annual Meeting of any stockholder who had given a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy. If you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting.

   VOTING SECURITIES, PRINCIPAL HOLDERS THEREOF AND METHODS OF COUNTING VOTES

         Holders of record of the Company's common stock, par value $1.00 per share (the "Common Stock") as of the close of business on March 8, 2004 (the "Record Date") are entitled to one vote for each share then held. As of the Record Date, the Company had 1,658,780 shares of Common Stock issued and outstanding, 920,000 of which were held by Alpena Bancshares, M.H.C. (the "Mutual Holding Company"), and 738,780 of which were held by stockholders other than the Mutual Holding Company. The presence in person or by proxy of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Broker non-votes and abstentions will be counted as shares present and entitled to vote for the purposes of establishing a quorum. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter presented at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitations of proxies.

         As to the election the director, the proxy card provided by the Board of Directors enables the stockholder to vote "FOR" the election of the nominee proposed by the Board, or to "WITHHOLD AUTHORITY" to vote for the nominee proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which authority to vote for the nominee being proposed is withheld.

         As to the ratification of Plante & Moran, PLLC as independent auditors of the Company, by checking the appropriate box, a stockholder may: (i) vote "FOR" the item; (ii) vote "AGAINST" the item; or (iii) "ABSTAIN" from voting on such item. The affirmative vote of holders of a majority of the total votes present at the Annual Meeting in person or by proxy is required for approval of the ratification of Plante & Moran, PLLC as the Company's independent auditors. Shares as to which the "ABSTAIN" box has been selected on the proxy card will count as shares present and entitled to vote and will be treated as votes "AGAINST" the proposal.

         Proxies solicited hereby will be returned to the Company and will be tabulated by an Inspector of Election designated by the Company's Board of Directors.

         Management of the Company anticipates that shares of Common Stock owned by the Mutual Holding Company will be voted in favor of the nominee for director and in favor of the ratification of the Company's auditors for the fiscal year ending December 31, 2004. The affirmative vote of such shares would ensure the election of such nominee and the ratification of such auditors.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         Persons and groups who beneficially own in excess of five percent of the Common Stock are required to file certain reports with the Securities and Exchange Commission ("SEC") regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The following table sets forth, as of the Record Date, the shares of Common Stock beneficially owned by directors individually, by executive officers individually, by executive officers and directors as a group and by each person who was the beneficial owner of more than five percent of the Company's outstanding shares of Common Stock.

                                               Amount of Shares
                                               Owned and Nature            Percent of Shares
        Name and Address of                      of Beneficial              of Common Stock
          Beneficial Owners                    Ownership (1) (4)              Outstanding
          -----------------                    -----------------              -----------
Directors and Executive Officers (2)

James C. Rapin                                       14,401                        0.87

Martin A. Thomson                                    19,058                        1.14

Keith D. Wallace                                     13,752                        0.83

Gary C. VanMassenhove                                 1,000                        0.06

Thomas R. Townsend                                    3,037                        0.18

Jerome W. Tracey                                        897                        0.05

Debra S. Weiss                                          582                        0.04

Joseph W. Gentry II                                     640                        0.04


All Directors and Executive Officers                 53,367                        3.18
   As a Group (8 persons) (3)


                                                        (Footnotes on next page)

PRINCIPAL STOCKHOLDERS:

Alpena Bancshares, M.H.C.                           920,000                       55.46
100 S. Second Avenue
Alpena, Michigan 49707

Financial & Investment Management Group, Ltd.       120,364                        7.26
417 Saint Joseph Street
Suttons Bay, Michigan 49682  (5)

Jeffrey L. Gendell, Individually, and as            128,930                        7.77
managing member of
Tontine Management, L.L.C., and
general partner of
Tontine Financial Partners, L.P.
237 Park Avenue, 9(th) Floor
New York, New York   10017  (6)

Jeffrey S. Halis, as the general                     93,708                        5.65
partner of each of
Tyndall Partners, L.P.,
Tyndall Institutional Partners, L.P., and
Madison Avenue Partners, L.P.,
153 East 53rd Street, 55(th) Floor
New York, New York   10022  (7)

------------------------
(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner for purposes of this table, of any shares of Common Stock if he has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power.

(2) The mailing address for each person listed is 100 S. Second Avenue, Alpena, Michigan 49707.

(3) The Company's executive officers and directors are also executive officers and directors of Alpena Bancshares, M.H.C.

(4) Includes shares of Common Stock allocated to the accounts of employees pursuant to the Company's Employee Stock Ownership Plan ("ESOP"). Under the terms of the ESOP, shares of Common Stock so allocated are voted in accordance with the instructions of the respective employees. All shares have been so allocated.

(5) Based exclusively on a Schedule 13G filed with the SEC on February 15, 2002.

(6) Based exclusively on a Schedule 13D filed with the SEC on January 18, 2002.

(7) Based exclusively on a Schedule 13D filed with the SEC on January 29, 2002.

                       PROPOSAL I - ELECTION OF DIRECTORS

     The Company's Board of Directors is currently composed of five members with two vacancies. The Company's bylaws provide that approximately one-third of the directors are to be elected annually. Directors of the Company are generally elected to serve for a three-year period or until their respective successors shall have been elected and shall qualify. The Board of Directors has nominated to serve as director, Keith D. Wallace who is currently a member of the Board of Directors. Mr. Wallace would be elected to serve for a three-year period, and until his successor shall have been elected and shall qualify. At the Annual Meeting, proxies cannot be voted for a greater number of persons than the one nominee in this proxy statement.

     The table below sets forth certain information regarding the composition of the Company's Board of Directors, including the terms of office of Board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Annual Meeting for the election of the nominee identified below. If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominee might be unable to serve, if elected. There are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEE LISTED IN THIS PROXY STATEMENT.

                                                                                       Shares of
                                                                                     Common Stock
                                     Positions                                        Beneficially
                                    Held in the      Director     Current Term          Owned on       Percent
     Name (1)             Age        Company          Since        to Expire        Record Date (2)   of Class
     --------             ---        -------          -----        ---------        ---------------   --------
                                       NOMINEE

Keith D. Wallace           62         Director          1988           2004             13,752            *

                           DIRECTORS CONTINUING IN OFFICE

James C. Rapin             63         Chairman          1986           2005              14,401           *
Gary C. VanMassenhove      57         Director          2001           2006               1,000           *
Thomas R. Townsend         52         Director          2002           2006               3,037           *
Martin A. Thomson          55      President, CEO       1986           2005              19,058         1.14%
                                    and Director

----------------------------
* Less than 1%.

(1) The mailing address for each person listed is 100 S. Second Avenue, Alpena, Michigan 49707. Each of the persons listed is also a director of First Federal of Northern Michigan, the Company's savings bank subsidiary (the "Bank"), as well as Alpena Bancshares, M.H.C., which owns the majority of the Company's issued and outstanding shares of Common Stock.

(2) See definition of "beneficial ownership" in the table under the heading "Security Ownership of Certain Beneficial Owners."

     The principal occupation during the past five years of each director and executive officer of the Company and the Bank is set forth below. References to the Company include, where applicable, the Bank, which reorganized to form the Company as its holding company in November 2000. All directors and executive officers have held their present positions for five years unless otherwise stated.

DIRECTORS  -

         James C. Rapin was elected as the Chairman of the Board of Directors of the Company and the Bank in March 2002. He has been a director of the Bank since 1985, and a director of the Company since its formation in November 2000, and had been Vice Chairman of the Board since April 2001. Mr. Rapin is a pharmacist with LeFave Pharmacy, Alpena, Michigan.

         Martin A. Thomson was named Acting President and Chief Executive Officer of the Company and the Bank in May 2001 and later named President and Chief Executive Officer in October 2001. Mr. Thomson previously held the position of President and Chief Executive Officer of Presque Isle Electric and Gas Cooperative, Inc., Onaway, Michigan. Mr. Thomson has been a director of the Bank since 1986, and a director of the Company since its formation in November 2000.

         Keith D. Wallace is the senior partner of the law firm of Isackson and Wallace, P.C., located in Alpena, Michigan. Mr. Wallace has acted as general counsel to the Bank since 1988. Mr. Wallace has been a director of the Bank since 1988, and a director of the Company since its formation in November 2000.

         Gary C. VanMassenhove is a partner in VanMassenhove, Kearly, Taphouse & Faulman, CPAs. Mr. VanMassenhove has been a Certified Public Accountant for 32 years. He has been a director of the Company and the Bank since September 2001.

         Thomas R. Townsend is the President of the R.A. Townsend Co., a plumbing, heating and air conditioning distributor located in Alpena, Michigan, where he has been employed for the past 27 years. Mr. Townsend has been a director of the Company and the Bank since April 2002.

                               BOARD INDEPENDENCE

         The Board of Directors has determined that, except as to Mr. Thomson and Mr. Wallace, each member of the Board of Directors is an "independent director" within the meaning of the Nasdaq corporate governance listing standards which the Board has elected to determine corporate governance.
Mr. Thomson is not considered independent because he is an executive officer of the Company. Mr. Wallace is not considered independent because he is a partner in a law firm that has received legal fees for legal services provided to the Company.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS -

         Jerome W. Tracey was named Senior Vice President, Senior Lender of the Company and the Bank in September 2001, after serving as Vice President of Commercial Services since joining the Bank in November 1999. Prior to joining the Bank, Mr. Tracey served as Vice President of Commercial Lending for National City Bank, Alpena, Michigan, a position he held since 1996. Mr. Tracey has been in the banking profession since 1981.

         Debra S. Weiss was named Senior Vice President, Retail Banking of the Bank in August 2002, after serving as Vice President, Retail Services of the Bank since September 2001, and serving as the Gaylord Branch Manager since joining the Bank in May 2001. Prior to joining the Bank, Ms. Weiss served as Secondary Market Officer and Compliance Officer for Alden State Bank, Alden, Michigan. Ms. Weiss was employed as a Compliance Specialist Examiner for the Office of Comptroller of the Currency from 1998 - 1999, and she held various officer positions with First National Bank, Gaylord, Michigan from 1992 - 1998.

         Michael W. Mahler was named Chief Financial Officer and Treasurer of the Company and the Bank in November 2002. Mike was appointed Acting Corporate Secretary in December 2003. Prior to this, Mr. Mahler was employed for two years by the Besser Company, in Alpena, Michigan, which company is an international producer of concrete products equipment, where he served as their Corporate Controller. He was previously employed for ten years by LTV Steel Company, where he was a financial analyst in East Chicago, Indiana for seven years and for three years he was the controller of a division in Northeastern Michigan.

         Joseph W. Gentry II was named Vice President, Human Resources of the Bank in February 2002, after serving as Director of Human Resources since joining the Bank in October 2001. Prior to joining the Bank, Mr. Gentry served as Manager - Industrial Relations / Safety for Lafarge - Presque Isle Corporation, producer of chemical grade and aggregate limestone for the construction and building materials market and employed by Besser Company, an international producer of concrete products equipment as Personnel Manager / Safety Director. All previous employers are in the Alpena, Michigan area. Mr. Gentry has taught economics at Alpena Community College as an adjunct professor for the past 17 years.

                   OWNERSHIP REPORTS BY OFFICERS AND DIRECTORS

         The Common Stock of the Company is registered pursuant to Section 12(g) of the Exchange Act. The officers and directors of the Company and beneficial owners of greater than 10% of the Company's Common Stock (10% beneficial owners") are required to file reports on Forms 3, 4 and 5 with the SEC disclosing beneficial ownership and changes in beneficial ownership of the Common Stock. SEC rules require disclosure in the Company's proxy statement and Annual Report on Form 10-KSB of the failure of an officer, director or 10% beneficial owner of the Company's Common Stock, to file a Form 3, 4 or 5 on a timely basis. Based on the Company's review of ownership reports during the year ended December 31, 2003, there were no late filings.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         GENERAL. The business of the Company's Board of Directors is conducted through meetings and activities of the Board and its committees. During the year ended December 31, 2003, the Board of Directors held 12 regular meetings and five special meetings. During the year ended December 31, 2003, no director attended fewer than 75% of the total meetings of the Board of Directors and committees on which such director served. Executive sessions of the independent directors of the Board of Directors are held on a regular scheduled basis.

         EXECUTIVE COMMITTEE. The Company has established an Executive Committee, which is comprised of the full Board of Directors of the Company. The Executive Committee meets as necessary in the intervals between meetings of the full Board of Directors. The Committee has authority to act on all matters of the Company's business between Board meetings, subject to the ratification by the Board of Directors at its next meeting. The Executive Committee met four times in 2003.

         PERSONNEL COMMITTEE. The Company's Personnel Committee meets periodically to review the performance of officers and to determine compensation of officers to be recommended to the Board. It is comprised of the full Board of Directors. The Personnel Committee met once during 2003.

         AUDIT COMMITTEE. The Company's Audit Committee is comprised of the non-employee members of the Board of Directors, all of whom have been determined by the Board of Directors to be "independent directors" within the meaning of the Nasdaq corporate governance listing standards. During 2003, the Audit Committee met five times. Each member of the Audit Committee is able to read and understand financial statements, and no member of the Audit Committee has participated in the preparation of the Company's or the Bank's, or any of the Bank's subsidiaries', financial statements during the past three years. Director VanMassenhove is deemed by the Company to be an "audit committee financial expert." Director VanMassenhove, a certified public accountant, has an understanding of generally accepted auditing principles (GAAP) and has the ability and experience to prepare, audit, evaluate and analyze financial statements which present the breadth and level of complexity of issues that the Company reasonably expects to be raised by the Company's financial statements.

         The duties and responsibilities of the Audit Committee include, among other things:

         - retaining, overseeing and evaluating a firm of independent certified public accountants to audit the annual financial statements;

         - in consultation with the independent auditors and the internal auditor, reviewing the integrity of the Company's financial reporting processes, both internal and external;

         -        approving the scope of the audit in advance;

         - reviewing the financial statements and the audit report with management and the independent auditors;

         - considering whether the provision by the external auditors of services not related to the annual audit and quarterly reviews is consistent with maintaining the auditor's independence;

         - reviewing earnings and financial releases and quarterly reports filed with the SEC;

         - consulting with the internal audit staff and reviewing management's administration of the system of internal accounting controls;

         - approving all engagements for audit and non-audit services by the independent auditors; and

         -        reviewing the adequacy of the audit committee charter.

         NOMINATING COMMITTEE. The Company's Nominating Committee is appointed by the Chairman, and includes all directors of the Company, except inside (employee) directors. All of the members of the Nominating Committee have been determined by the Board of Directors to be "independent directors" within the meaning of the Nasdaq corporate governance listing standards, which the Board has elected to determine corporate governance. The Nominating Committee selects nominees to the Board of Directors of the Company. The Nominating Committee met once during 2003. The Company's Board of Directors has adopted a written charter for the Committee, which is available at the Company's website at www.first-federal.com.

         The functions of the Nominating Committee include the following:

         - to lead the search for individuals qualified to become members of the Board and to select director nominees to be presented for stockholder approval;

         - to review and monitor compliance with the requirements for board independence;

         - to review the committee structure and make recommendations to the Board regarding committee membership;

         - to develop and recommend to the Board for its approval a set of corporate governance guidelines; and

         - to develop and recommend to the Board for its approval a self-evaluation process for the Board and its committees.

         The Nominating Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company's business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, or if the Committee or the Board decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Committee would solicit suggestions for director candidates from all Board members. In addition, the Committee is authorized by its charter to engage a third party to assist in the identification of director nominees. The Nominating Committee would seek to identify a candidate who at a minimum satisfies the following criteria:

         - has the highest personal and professional ethics and integrity and whose values are compatible with the Company's;

         - has had experiences and achievements that have given him or her the ability to exercise and develop good business judgment;

         - is willing to devote the necessary time to the work of the Board and its committees, which includes being available for Board and committee meetings;

         - is familiar with the communities in which the Company operates and/or is actively engaged in community activities;

         - is involved in other activities or interests that do not create a conflict with their responsibilities to the Company and its stockholders; and

         - has the capacity and desire to represent the balanced, best interests of the stockholders of the Company as a group, and not primarily a special interest group or constituency.

         The Nominating Committee will also take into account whether a candidate satisfies the criteria for "independence" within the meaning of the Nasdaq corporate governance listing standards, which the Board has elected to determine corporate governance, and if a nominee is sought for service on the audit committee, the financial and accounting expertise of a candidate, including whether an individual qualifies as an audit committee financial expert.

         PROCEDURES FOR THE NOMINATION OF DIRECTORS BY SHAREHOLDERS

         The Nominating Committee has adopted procedures for the submission of director nominees by stockholders. If a determination is made that an additional candidate is needed for the Board, the Nominating Committee will consider candidates submitted by the Company's stockholders. Stockholders can submit qualified the names of candidates for Director by writing to our Corporate Secretary at 100 S. Second Avenue, Alpena, Michigan 49707. The Corporate Secretary must receive a submission not less than ninety (90) days prior to the date of the Company's proxy materials for the preceding year's annual meeting. The submission must include the following information:

         - the name and address of the stockholder as they appear on the Company's books, and number of shares of the Company's common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder's ownership will be required);

         - the name, address and contact information for the candidate, and the number of shares of common stock of the Company that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder's ownership should be provided);

         - a statement of the candidate's business and educational experience;

         - such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Regulation 14A;

         - a statement detailing any relationship between the candidate and the Company;

         - a statement detailing any relationship between the candidate and any customer, supplier or competitor of the Company;

         - detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

         - a statement that the candidate is willing to be considered and willing to serve as a Director if nominated and elected.

         Submissions that are received and that meet the criteria outlined above are forwarded to the Chairman of the Nominating Committee for further review and consideration. A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of stockholders must comply with the procedural and informational requirements described in this proxy statement under the heading "Other Matters and Advance Notice Procedures."

         STOCKHOLDER COMMUNICATIONS WITH THE BOARD

         A stockholder of the Company who wants to communicate with the Board or with any individual Director can write to the Corporate Secretary of the Company, at 100 S. Second Avenue, Alpena, Michigan 49707, Attention: Board Administration. The letter should indicate that the author is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, management will:

         - forward the communication to the Director or Directors to whom it is addressed;

         - attempt to handle the inquiry directly, for example where it is a request for information about the company or it is a stock-related matter; or

         - not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

         At each Board meeting, management shall present a summary of all communications received since the last meeting that were not forwarded and makes those communications available to the Directors.

         CODE OF ETHICS

         The Company has adopted a code of ethics that is applicable to the Company's President and Chief Executive Officer, Chief Financial Officer (who is also the Company's principal accounting officer), and other senior officers. The Code of Ethics is available on the Company's website at www.first-federal.com. Amendments to and waivers from the Code of Ethics also will be disclosed on the Company's website.

                             AUDIT COMMITTEE REPORT

         In accordance with rules established by the SEC, the Audit Committee of the Company has prepared the following report for inclusion in this proxy statement.

         The Company's Board of Directors adopted an Audit Committee charter in July 2000. The charter was most recently amended in March 2004 and is attached to this proxy statement as Appendix A. A copy of the charter of the Audit Committee is available on the Company's website at www.first-federal.com.

         Management has the primary responsibility for the Company's internal controls and financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue an opinion thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

         As part of its ongoing activities, the Audit Committee has:

         - Reviewed and discussed with management and the independent auditors the Company's audited consolidated financial statements for the year ended December 31, 2003,

         - Discussed with the independent auditors of the Company, the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended; and

         - Received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent auditors their independence from the company.

         Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2003 and be filed with the SEC. In addition, the Audit Committee recommended that the Board of Directors appoint Plante & Moran, PLLC as the Company's independent auditors for the year ending December 31, 2004, subject to the ratification of this appointment by the stockholders.

         This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                              THE AUDIT COMMITTEE

                              James C. Rapin
                              Keith D. Wallace
                              Gary C. VanMassenhove
                              Thomas R. Townsend

                             DIRECTORS' COMPENSATION

         In 2003, each director of the Bank received a $600 monthly meeting fee, payable only if the director attended the meeting. Each director is paid for one excused absence. The Chairman of the Board received $750 for each regular meeting attended and each director received $600 for each special Board meeting attended.

         In addition to the foregoing, during the year ended December 31, 2003, James C. Rapin, Martin A. Thomson, Keith D. Wallace, Gary C. VanMassenhove and Thomas R. Townsend received $1,400, $700, $1,100, $1,300 and $1,300, respectively, for their services as members of the Bank's Executive, Personnel and Audit Committees. The Bank paid a total of $61,600 in director and committee fees to members of the Board of Directors during the year ended December 31, 2003.

         No separate fees are paid to members for service on the Board of Directors of the Company, or for service on committees of the Company's Board of Directors.

                             EXECUTIVE COMPENSATION

         The following table sets forth for the years ended December 31, 2003, 2002 and 2001, certain information as to the total remuneration paid by the Bank or the Company to the Chief Executive Officer of the Bank and the Company (the "Named Executive Officer"). No other executive officer of the Company received total annual compensation in excess of $100,000 during the year ended December 31, 2003.


                           SUMMARY COMPENSATION TABLE

                                                                                             Long Term
                                         Annual Compensation                            Compensation Awards
                        -----------------------------------------------   ------------------------------------------------

                          Years                                Other      Restricted
                          Ended                               Annual         Stock     Options/                All Other
Name and                December    Salary       Bonus     Compensation    Awards(s)     SARs                 Compensation
Principal Position (1)     31,      ($) (2)       ($)         ($) (3)         ($)         (#)      Payouts      ($) (4)
----------------------     ---      -------       ---         -------         ---         ---      -------      -------
Martin A. Thomson          2003    $131,702    $35,067.64      $11,400       $  -0-        -0-      $ -0-          $  -0-
President and Chief        2002    $128,819    $      -0-      $12,700       $3,506      1,000      $ -0-          $3,809
Executive Officer          2001    $ 65,998    $      -0-      $10,200       $  -0-        -0-      $ -0-          $  -0-


(1) No other executive officer received salary and bonuses that in the aggregate exceeded $100,000.

(2)   Amount shown is gross earnings.

(3) Includes fees for services on the Board of Directors and Board Committees of the Bank and the Company. The Bank also provides the Chief Executive Officer with the use of an automobile, insurance and other personal benefits that are not included in the Cash Compensation Table because such benefits do not exceed $50,000 or 10% of the officer's cash compensation for the year ended December 31, 2003.

(4) Includes Bank contribution to 401 (k) as employer match, and director fees for service on the Board of the Bank's service corporation subsidiary, Financial Service & Mortgage Corporation.

                                    BENEFITS

         DEFINED BENEFIT PLAN. The Bank maintains a noncontributory defined benefit plan ("Retirement Plan"). All employees age 21 or older, who have worked at the Bank for a period of one year and have been credited with 1,000 or more hours of employment with the Bank during the year, are eligible to accrue benefits under the Retirement Plan. The Bank annually contributes an amount to the Retirement Plan necessary to satisfy the actuarially determined minimum funding requirements in accordance with the Employment Retirement Income Security Act of 1974, as amended ("ERISA").

         At the normal retirement age of 65, the Retirement Plan is designed to provide a life annuity. The retirement benefit provided is an amount equal to 2.5% of a participant's average salary based on the average of the five consecutive years during the participant's years of employment which provide the highest average annual salary multiplied by the participant's years of credited service to the normal retirement date. Retirement benefits are also payable upon retirement due to early and late retirement. Benefits are also paid from the Retirement Plan upon a participant's disability or death. A reduced benefit is payable upon early retirement at or after age 55. Upon termination of employment other than as specified above, a participant who was employed by the Bank for a minimum of five years is eligible to receive his or her accrued benefit reduced for early retirement or a deferred retirement benefit commencing on such participant's normal retirement date. Benefits are payable in various annuity forms as well as in the form of a single lump sum payment. For the year ended December 31, 2003 the Bank made contributions to the Retirement Plan of $326,807.

         The following table indicates the annual retirement benefit that would be payable under the Retirement Plan upon retirement at age 65 in plan year 2003, expressed in the form of a single life annuity for the final average salary and benefit service classification specified below. As of December 31, 2003, Mr. Thomson had three years credited service (i.e., benefit service) with the Bank.

                     YEARS OF BENEFIT SERVICE AT RETIREMENT

    HIGH 5-YEAR
   AVERAGE SALARY            10                  15                 20                  25                 30
   --------------            --                  --                 --                  --                 --
      $ 15,000             $ 3,750            $ 5,625             $ 7,500            $ 9,375            $ 11,250

      $ 25,000             $ 6,250            $ 9,375             $12,500            $15,625            $ 18,750

      $ 50,000             $12,500            $18,750             $25,000            $31,250            $ 37,500

      $100,000             $25,000            $37,500             $50,000            $62,500            $ 75,000

      $150,000             $37,500            $56,250             $75,000            $93,750            $112,500


         EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST. The Bank has established an Employee Stock Ownership Plan and related Trust for eligible employees. The ESOP is a tax-qualified plan subject to the requirements of ERISA and the Internal Revenue Code of 1986 (the "Code"). Employees with a 12-month period of employment with the Bank during which they worked at least 1,000 hours and who have attained age 21 are eligible to participate. The ESOP borrowed funds from an unrelated third party lender and used the funds to purchase 48,000 shares of the common stock issued in the Bank's initial stock offering. Collateral for the loan was the Common Stock purchased by the ESOP. The loan was being repaid principally from the Bank's contributions to the ESOP and was fully paid during 1999.

         Contributions to the ESOP and shares released from the suspense account in an amount proportional to the repayment of the ESOP loan were allocated among participants on the basis of compensation in the year of allocation, up to an annual adjusted maximum level of compensation. Benefits generally become 100% vested after five years of credited service. Forfeitures will be reallocated among remaining participating employees in the same proportion as contributions. Benefits are payable upon death, retirement, early retirement, disability or separation from service. The Bank's contributions to the ESOP are not fixed, so benefits payable under the ESOP cannot be estimated.

         The Bank's Board of Directors administers the ESOP. The Bank has appointed First Bankers Trust Company, Quincy, Illinois to serve as trustee of the ESOP. The ESOP Committee may instruct the trustee regarding investment of funds contributed to the ESOP. The ESOP trustee, subject to its fiduciary duty, must vote all allocated shares held in the ESOP in accordance with the instructions of participating employees. Under the ESOP, nondirected shares will be voted in a manner calculated to most accurately reflect the instructions it has received from participants regarding the allocated stock so long as such vote is in accordance with the provisions of ERISA.

         401(K) PLAN. The Bank established a 401(k) Plan for Bank employees as of May 1, 1999. The Plan is tax qualified and permits participants to elect to defer up to 50% (as of January 1, 2002) of the participant's eligible annual compensation into the Plan. During 1999, the Bank made a matching contribution of 25% of the participant contribution to the Plan, up to 1% of the participant's eligible annual compensation for 1999. After 1999, the Bank has made matching contributions of 50% of the participant's contribution, with the match being up to 3% of the participant's eligible annual compensation for the year. All current employees at the time of the establishment of the Plan on May 1, 1999 were 100% vested in their contributions and in matching contributions. Subsequently, new employees became 100% vested after five years of credited service in matching contributions. However, beginning January 1, 2002 the vesting schedule changed to be on an equally graduated basis over a five- year period, which includes employees hired after May 1, 1999. Employees are 100% vested in their elective deferral amounts at all times under the Plan. Participants will be credited for years of service with the Bank prior to the effective date of the Plan. Forfeitures of discretionary contributions will be used to reduce the Bank's contributions in succeeding plan years.

         STOCK OPTION PLAN. Certain employees and non-employee directors of the Bank and the Company are eligible to participate in the Bank's 1996 Stock Option Plan (the "Stock Option Plan"). The Stock Option Plan authorizes the grant of stock options and limited rights to purchase 69,000 shares, or 10% of the shares of common stock issued to minority stockholders in the initial public offering by the Bank. Upon the formation of the Company as the Bank's holding company in November 2000, the shares of common stock subject to the Stock Option Plan became the shares of Common Stock of the Company. Pursuant to the Stock Option Plan, grants may be made of (i) options to purchase Common Stock intended to qualify as incentive stock options under Section 422 of the Code, (ii) options that do not so qualify ("non-statutory options") and (iii) limited rights (described below) that are exercisable only upon a change in control of the Bank or the company. Non-employee directors are only eligible to receive non-statutory options.

         The Stock Option Plan is administered by a committee consisting of certain non-employee directors of the Board of Directors (the "Committee"). In granting options, the Committee considers factors such as salary, length of employment with the Bank, and the employee's overall performance. All stock options are exercisable in five equal annual installments of 20% commencing one year from the date of grant; provided, however, that all options will be 100% exercisable in the event the optionee terminates his service due to normal retirement, death or disability, or in the event of a change in control of the Company or the Bank. Options may be exercised within 10 years from the date of grant. Stock options may be exercised up to one year following termination of service or such later period as determined by the Committee. The exercise price of the options will be at least 100% of the fair market value of the underlying Common Stock at the time of the grant. The exercise price may be paid in cash or Common Stock.

         Incentive stock options will only be granted to employees of the Bank and/or the Company. Non-employee directors will be granted non-statutory stock options. No incentive stock option granted in connection with the Stock Option Plan may be exercisable more than three months after the date on which the optionee ceases to perform services for the Bank and/or the Company, except that in the event of death, disability, normal retirement, or a change in control of the Bank or the Company, incentive stock options may be exercisable for up to one year; provided, however, that if an optionee ceases to perform services for the Bank or the Company due to retirement or following a change in control (as defined in the Stock Option Plan), any incentive stock options exercised more than three months following the date the optionee ceases to perform services shall be treated as a non-statutory stock option as described above.

         Upon the exercise of "limited rights" in the event of a change in control, the optionee will be entitled to receive a lump sum cash payment, or in certain cases, Common Stock, equal to the difference between the exercise price of the option and the fair market value of the shares of Common Stock subject to the option on the date of exercise of the right in lieu of purchasing the stock underlying the option. In the event of death or disability, the Bank and/or the Company, if requested by the optionee or beneficiary, may elect, in exchange for the option, to pay the optionee, or beneficiary in the event of death, the amount by which the fair market value of the Common Stock exceeds the exercise price of the option on the date of the optionee's termination of service for death or disability.

         Pursuant to the Stock Option Plan, non-employee directors at the inception of the Plan on April 17, 1996, Rapin, Thomson, and Wallace were each granted options to purchase 6,037 shares of Common Stock. These options were granted at an exercise price of $10.00 per share, which options have all been earned but not exercised. No options have been reserved for future issuance to non-employee directors under the Plan, and therefore Messrs. VanMassenhove and Townsend, who were appointed to the Board of Directors in September 2001 and April 2002, respectively, have not been awarded options under the Plan. No stock options were granted under the Stock Option Plan during the year ended December 31, 2003.

         Set forth below is certain information concerning options outstanding to the Named Executive Officer at December 31, 2003.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR-END OPTION VALUES


                                                           Number of Unexercised        Value of Unexercised In-
                                                                Options at                The-Money Options at
                              Shares                             Year-End                       Year-End
                             Acquired                    -------------------------      -------------------------
                               upon          Value       Exercisable/Unexercisable      Exercisable/Unexercisable
       Name                  Exercise      Realized                 (#)                            ($)
       ----                  --------      --------                 ---                            ---
Martin A. Thomson               --           $--               6,237 / 800                  $77,212 / $7000

         RECOGNITION AND RETENTION PLAN. Certain employees and non-employee directors of the Bank and the Company are eligible to participate in the Bank's Recognition and Retention Plan, which was adopted in 1996 (the "Recognition Plan"). A Committee of the Board of Directors composed of "disinterested" directors (the "Recognition Plan Committee") administers the Recognition Plan and makes awards to executive officers and employees. Participants in the Recognition Plan earn (become vested in) shares of Restricted Stock covered by an award and all restrictions lapse over a period of time commencing from the date of the award; provided, however, that the Recognition Plan Committee may accelerate or extend the earnings rate on any awards made to officers and employees under the Recognition Plan. Awards to non-employee directors vest at the rate of 20% of the amount initially awarded commencing one year from the date of the award. Awards to executive officers and employees become fully vested upon termination of employment or service due to death, disability or normal retirement or following a termination of employment or service in connection with a change in the control of the Bank or the Company. Upon termination of employment or service for another reason, unvested shares are forfeited. Awards to non-employee directors fully vest upon a non-employee director's disability, death, normal retirement, or following termination of service in connection with a change in control of the Bank or the Company. Unvested shares of Restricted Stock will be forfeited by a non-employee director upon failure to seek reelection, failure to be reelected, or resignation from the Board (other than in connection with normal retirement, as defined by the Recognition Plan).

         Pursuant to the Recognition Plan, non-employee directors at the inception of the Plan on April 17, 1996, Bensinger, Rapin, Thomson, and Wallace were each granted 2,415 shares of Common Stock, which shares have been earned and issued. Messrs. VanMassenhove and Townsend, who were appointed to the Board of Directors in September 2001 and April 2002, respectively, have not been awarded any shares under the Plan. There were 255 additional shares granted (which were 100% vested) to the Named Executive Officer under the Recognition Plan during the year ended December 31, 2002. A total of 27,558 shares of Common Stock have been earned and issued pursuant to the Recognition Plan as of December 31, 2003 and 42 shares are reserved for future issuance.

Set forth below is information as of December 31, 2003 regarding equity compensation plans categorized by those plans that have been approved by stockholders and those plans that have not been approved by stockholders.

                                       Number of securities to
                                              be issued                                   Number of securities
              Plan                  upon exercise of outstanding   Weighted average      remaining available for
              ----                       options and rights         exercise price         issuance under plan
                                         ------------------         --------------         -------------------
Equity compensation plans
approved by stockholders                        29,011                $10.57                    20,109 (1)
Equity compensation plans not
approved by stockholders                           --                    --                         --
           Total                                29,011                                          20,109

(1) Consists of 42 shares available for future issuance pursuant to the 1996 Recognition and Retention Plan and 20,067 shares underlying options available for future issuance pursuant to the 1006 Stock Option Plans.

                    TRANSACTIONS WITH CERTAIN RELATED PERSONS

         Under current federal law, except for loans or extensions of credit to executive officers and directors under Company-wide employee benefit plans, all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made to a director or executive officer in excess of the greater of $25,000 or 5% of the Bank's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors. Bank policy requires that all loans made to a director or executive officer must be approved in advance by a majority of the disinterested members of the Board of Directors. At December 31, 2003, the Bank's directors and executive officers had loans outstanding totaling $2,314,000 in the aggregate.

         The Bank intends that all transactions between the Bank and its executive officers, directors, and holders of 10% or more of the shares of any class of its common stock and affiliates thereof, will contain terms no less favorable to the Bank than could have been obtained by it in arm's-length negotiations with unaffiliated persons and will be approved by a majority of independent non-employee directors of the Bank not having an interest in the transaction.

         The Sarbanes-Oxley Act of 2002 generally prohibits an issuer from: (i) extending or maintaining credit; (ii) arranging for the extension of credit; or
(iii) renewing an extension of credit in the form of a personal loan for an officer or director. There are several exceptions to this general prohibition, one of which is applicable to the Company. Namely, this prohibition does not apply to loans made by a depository institution that is insured by the FDIC and is subject to the insider lending restrictions of the Federal Reserve Act. All loans to the Company's officers and directors by the Bank are made in conformity with the Federal Reserve Act and regulations promulgated there under.

              PROPOSAL II - RATIFICATION OF APPOINTMENT OF AUDITORS

         The Audit Committee of the Board of Directors of the Company has approved the engagement of Plante & Moran, PLLC to be the Company's auditors for the year ending December 31, 2003, subject to the ratification of the engagement by the Company's stockholders. Auditors are not deemed independent under Securities Rules unless the Audit Committee has approved the engagement, or alternatively, the engagement is entered into pursuant to detailed pre-approval policies and procedures established by the audit committee which sets forth each specific service to be performed by auditor. At the Annual Meeting, stockholders will consider and vote on the ratification of the engagement of Plante & Moran, PLLC for the Company's fiscal year ending December 31, 2004. A representative of Plante & Moran, PLLC is expected to attend the Annual Meeting to respond to appropriate questions and to make a statement if he so desires.

         Stockholder ratification of the selection of Plante & Moran, PLLC is not required by the Company's bylaws or otherwise. However, the Board is submitting the selection of the independent auditors to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection of Plante & Moran, PLLC, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that such change is in the best interests of the Company and its stockholders.

FEES PAID TO PLANTE & MORAN, PLLC

         Set forth below is certain information concerning aggregate fees billed for professional services rendered by Plante & Moran, PLLC during 2003 and 2002:

         AUDIT FEES. The aggregate fees billed to the Company by Plante & Moran, PLLC for professional services rendered by Plante & Moran, PLLC for the audit of the Company's annual financial statements, review of the financial statements included in the Company's Quarterly Reports on Form 10-QSB and services that are normally provided by Plante & Moran, PLLC in connection with statutory and regulatory filings and engagements were $50,500 and $37,150 during the fiscal years ended December 31, 2003 and 2002, respectively.

         AUDIT-RELATED FEES. The aggregate fees billed to the Company by Plante & Moran, PLLC for assurance and related services rendered by Plante & Moran, PLLC that are reasonably related to the performance of the audit of and review of the financial statements and that are not already reported in "Audit Fees," above, were $17,800 and $11,450 during the fiscal years ended December 31, 2003 and 2002, respectively. These services included consultation regarding the Company's internal audit schedule and programs and review associated with the Company's acquisition of an insurance agency.

         TAX FEES. The aggregate fees billed to the Company by Plante & Moran, PLLC for professional services rendered by Plante & Moran, PLLC for tax compliance, tax advice and tax planning were $1,250 and $6,350 during the fiscal years ended December 31, 2003 and 2002, respectively. These services included consultation on a discrepancy between IRS and SSA Records and research on taxability of gifts and disbursements to terminated employees.

         ALL OTHER FEES. The aggregate fees billed to the Company by Plante & Moran, PLLC that are not described above were $0 and $32,800 during the fiscal years ended December 31, 2003 and 2002, respectively. These services included consultation with respect to the Company's implementation of FAS 91, the insurance agency acquisition and the Company's regulatory examination.

         The Audit Committee has considered whether the provision of non-audit services, which relate primarily to compliance and internal audit training, is compatible with maintaining Plante & Moran, PLLC's independence. The Audit Committee concluded that performing such services does not affect Plante & Moran, PLLC's independence in performing its function as auditor of the Company.

         POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES OF INDEPENDENT AUDITOR

         The Audit Committee's policy is to pre-approve all audit and non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chairman when expedition of services is necessary. The independent auditors and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. For 2003, all services were pre-approved by the Audit Committee.

REQUIRED VOTE AND RECOMMENDATION OF THE BOARD OF DIRECTORS.

         In order to ratify the selection of Plante & Moran, PLLC as independent auditors for the 2004 fiscal year, the proposal must receive the affirmative vote of at least a majority of the votes cast at the Annual Meeting, either in person or by proxy.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
        THE RATIFICATION OF PLANTE & MORAN, PLLC AS INDEPENDENT AUDITORS

                              STOCKHOLDER PROPOSALS

         In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive office, 100
S. Second Avenue, Alpena, Michigan 49707, no later than November 19, 2004. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

                   OTHER MATTERS AND ADVANCE NOTICE PROCEDURES

         The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in this proxy statement. However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they shall act in accordance with their best judgment. The Board of Directors intends to exercise its discretionary authority to the fullest extent permitted under the Exchange Act.

         The Bylaws of the Company provide an advance notice procedure for new business to be taken up at the Annual Meeting. In order for a stockholder to properly bring business before the Annual Meeting, the stockholder must state the new business in writing and file the description of the new business with the Secretary of the Company at least five days prior to the date of the Annual Meeting. A stockholder may make any other proposal at the Annual Meeting itself, and the proposal may be discussed and considered, but unless stated in writing and filed with the Secretary at least five days prior to the Annual Meeting, the proposal will be laid over for action at an adjourned, special or annual meeting of the stockholders taking place 30 days or more thereafter. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

         The date on which the 2005 Annual Meeting of Stockholders is expected to be held is April 20, 2005. Accordingly, advance written notice of business or nominations to the Board of Directors to be brought before the 2005 Annual Meeting of Stockholders must be given to the Company no later than April 15, 2005.

                                  MISCELLANEOUS

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

         A COPY OF THE COMPANY'S REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2003 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO MICHAEL W. MAHLER, ACTING SECRETARY, ALPENA BANCSHARES, INC., 100 S. SECOND AVENUE, ALPENA, MICHIGAN 49707.


                                            BY ORDER OF THE BOARD OF DIRECTORS
                                            /s/ Michael W. Mahler
                                            Michael W. Mahler
                                            Acting Secretary

Alpena, Michigan
March 15, 2004

                                   APPENDIX A

                             AUDIT COMMITTEE CHARTER

              ADOPTED: JULY 19, 2000, AND AMENDED ON MARCH 12, 2004

                             ALPENA BANCSHARES, INC.

            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

I.       AUDIT COMMITTEE PURPOSE

         The Audit Committee of Alpena Bancshares, Inc. (the "Company") is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

         - Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

         - Monitor the qualifications, independence and performance of the Company's independent auditors and internal auditor.

         - Provide an avenue of communication among the independent auditors, management, the internal auditor and the Board of Directors.

         The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II.      AUDIT COMMITTEE COMPOSITION AND MEETINGS

         Audit Committee members shall meet the requirements of the National Association of Securities Dealers (NASD). The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent non-executive directors, free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise. The Board shall determine whether at least one member of the Committee qualifies as an "audit committee financial expert" in compliance with criteria established by the SEC and other relevant regulations. The existence of such member, including his or her name and whether he or she is independent, shall be disclosed in periodic filings as required by the SEC.

         Audit Committee members shall be appointed by the Board and the Audit Committee shall regularly report to the Board. If an Audit Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

         The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management and the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chair, should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors limited review procedures.

III.     AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

         Review Procedures

         1. Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

         2. Review the Company's annual audited financial statements, including disclosures made in management's discussion and analysis, prior to filing or distribution, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-KSB. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.

         3. In consultation with management and the independent auditors, the Committee will consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors together with management's responses.

         4. Review with financial management and the independent auditors the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61. The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

         5. Review and discuss with management and the independent auditor the certifications of the Company's chief executive officer and chief financial officer about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls, as required by the Sarbanes-Oxley Act of 2002 (Sections 302 and 906), and the relevant reports rendered by the independent auditor.

         6. Review and discuss quarterly reports from the independent auditor on:

                  (a) all critical accounting policies and practices used or to be used

                  (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor

                  (c) other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences

         7. Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

         8. Review with management, corporate counsel and the independent auditor the status of legal matters, including the significance of such matters on the Company's financial statements, and the adequacy of disclosures regarding such matters in the Company's financial statements and SEC filings.

         9. Review with management and the independent auditor all related party transactions and determine that all required disclosures are included in the Company's annual report and annual proxy statement.

         10. Review with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, any difficulties encountered in the course of the audit, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

         Independent Auditors

         11. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

         12. Review and pre-approve both audit and non-audit services to be provided by the independent auditor (other than with respect to non-significant exceptions permitted by the Sarbanes-Oxley Act of 2002) in accordance with the Company's pre-approval policy.

         13. On an annual basis, the Committee should review and discuss with the independent auditors, all significant relationships they have with the Company that could impair the auditors' independence.

         14. Review the independent auditors audit plan, discuss scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

         15. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

         16. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

         Other Audit Committee Responsibilities

         17. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

         18. Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

         19. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

IV.      LIMITATION OF AUDIT COMMITTEE'S ROLE

         While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

                                REVOCABLE PROXY
                            ALPENA BANCSHARES, INC.

[X]   PLEASE MARK VOTES AS IN THIS
      EXAMPLE


                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 21, 2004

  The undersigned hereby appoints the official proxy committee consisting of the entire Board of Directors with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the Thunder Bay Recreational Center, 701 Woodward Avenue, Alpena, Michigan, on April 21, 2004, at 1:00 p.m., Michigan time. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

                                                                WITH-    FOR ALL
                                                        FOR     HOLD     EXCEPT

1.    The election as directors of all
      nominees listed (except as marked to              [ ]     [ ]       [ ]
      the contrary below):

      KEITH D. WALLACE

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.


                                                        FOR   AGAINST   ABSTAIN
2.   The ratification of the appointment of
     Plante & Moran PLLC as auditors for the            [ ]     [ ]       [ ]
     Company for the year ending December 31, 2004.



PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE
MEETING.                                                                [      ]

Please be sure to sign and date this Proxy in the box below.                Date
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Stockholder sign above          Co-holder (if any) sign above

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

         THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED,THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

         THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.


--------------------------------------------------------------------------------
- DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE-PREPAID ENVELOPE PROVIDED. -

                          ALPENA BANCSHARES, INC.

         Should the above-signed be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

         The above-signed acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a proxy statement dated March 15, 2004, and audited financial statements.

         Please sign exactly as your name appears on this proxy. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If shares are held jointly, each holder should sign.

           PLEASE COMPLETE AND DATE THIS PROXY AND RETURN IT PROMPTLY
                    IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.


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